[CON EDISON LETTERHEAD]




BELOW IS YOUR PROXY CARD. PLEASE READ BOTH SIDES, SIGN, VOTE AND RETURN IT IN THE ENCLOSED ENVELOPE.

The shares represented by this proxy when signed and returned will be voted as directed by the shareholder. If no direction is given, such shares will be voted FOR The Holding Company Proposal and FOR The Con Edison Board Proposal.

The Board of Trustees Recommends a Vote FOR all items listed below:

(1) The Holding Company Proposal.

FOR   AGAINST   ABSTAIN
[ ]     [ ]       [ ]

(2) The Con Edition Board Proposal.

FOR   AGAINST   ABSTAIN
[ ]     [ ]       [ ]

If you plan to attend the meeting and want an admission ticket, check here. [
]


 PLEASE                                                  PLEASE
  SIGN,                                                   Mark
  DATE                                                    Your
  AND                                                    Ballot
 RETURN                                                   [X]
  THIS
 PROXY
PROMPTLY.


------------------  -----, 1997    SIGNATURE(S) SHOULD CORRESPOND
SIGNATURE(S) OF      DATED         WITH THE NAME(S) AS PRINTED.
STOCKHOLDER(S)                     NO WITNESS IS REQUIRED.

Consolidated Edison Company of New York, Inc.
COMMON STOCK
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
- - ------------------------------------------------------------
PLEASE DATE AND
SIGN ON REVERSE
SIDE. TO VOTE IN
ACCORDANCE WITH
THE RECOMMENDA-
TIONS OF THE
BOARD OF TRUSTEES
NO BOXES NEED
BE CHECKED.

The undersigned hereby appoints E. Virgil Conway, Donald K. Ross, Joan S. Freilich and Peter J. O'Shea, Jr. and each or any of them with power of substitution, proxies to vote all stock of the undersigned (including any shares held through the Company's Automatic Dividend Reinvestment and Cash Payment
Plan) at the Special Meeting of Stockholders on Friday, December 12, 1997 at 10:00 A.M. at the Company's Headquarters, 4 Irving Place, New York, N.Y.) or at any adjournments thereof, and on the proposals more fully set forth in the proxy statement, and in their discretion on any matters that may come before the Special meeting.

THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE, BUT IF NO CHOICE IS MADE, THIS PROXY WILL BE VOTED "FOR" THE HOLDING COMPANY PROPOSAL AND "FOR" THE CON EDISON BOARD PROPOSAL.

CON
EDISON

[CON EDISON LETTERHEAD]




BELOW IS YOUR PROXY CARD. PLEASE READ BOTH SIDES, SIGN, VOTE AND RETURN IT IN THE ENCLOSED ENVELOPE.

The shares represented by this proxy when signed and returned will be voted as directed by the shareholder. If no direction is given, such shares will be voted FOR The Holding Company Proposal and FOR The Con Edison Board Proposal.


The Board of Trustees Recommends a Vote FOR all items listed below:

(1) The Holding Company Proposal.

FOR   AGAINST   ABSTAIN
[ ]     [ ]       [ ]

(2) The Con Edison Board Proposal.

FOR   AGAINST   ABSTAIN
[ ]     [ ]       [ ]

If you plan to attend the meeting and want an admission ticket, check here. [
]


 PLEASE                                                  PLEASE
  SIGN,                                                   Mark
  DATE                                                    Your
  AND                                                    Ballot
 RETURN                                                   [X]
  THIS
 PROXY
PROMPTLY.

------------------  -----, 1997    SIGNATURE(S) SHOULD CORRESPOND
SIGNATURE(S) OF      DATED         WITH THE NAME(S) AS PRINTED.
STOCKHOLDER(S)                     NO WITNESS IS REQUIRED.

Consolidated Edison Company of New York, Inc.
$5 CUMULATIVE PREFERRED STOCK
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
- - ------------------------------------------------------------
PLEASE DATE AND
SIGN ON REVERSE
SIDE. TO VOTE IN
ACCORDANCE WITH
THE RECOMMENDA-
TIONS OF THE
BOARD OF TRUSTEES
NO BOXES NEED
BE CHECKED.

The undersigned hereby appoints E. Virgil Conway, Donald K. Ross, Joan S. Freilich and Peter J. O'Shea, Jr. and each or any of them with power of substitution, proxies to vote all stock of the undersigned (including any shares held through the Company's Automatic Dividend Reinvestment and Cash Payment
Plan) at the Special Meeting of Stockholders on Friday, December 12, 1997 at 10:00 A.M. at the Company's Headquarter's, 4 Irving Place, New York, N.Y.) or at any adjournments thereof, and on the proposals more fully set forth in the proxy statement, and in their discretion on any matters that may come before the Special meeting.

THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE, BUT IF NO CHOICE IS MADE, THIS PROXY WILL BE VOTED "FOR" THE HOLDING COMPANY PROPOSAL AND "FOR" THE CON EDISON BOARD PROPOSAL.

CON
EDISON